EXHIBIT 10.3

AMENDMENT TO SERIES C WARRANTS TO PURCHASE COMMON STOCK

This Amendment to Series C Warrants to Purchase Common Stock (the “Amendment”) by and between Arch Therapeutics, Inc., a Nevada corporation (the “Company”), and Cranshire Capital Master Fund, Ltd. (“Cranshire”) is made as of March 13, 2015 (the “Effective Date”).

RECITALS

WHEREAS, on January 30, 2014, the Company entered into that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors named on the Schedule of Buyers attached thereto (collectively, the “Holders”) pursuant to which, among other things, the Company issued to the Holders shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and the Series C Warrants (as defined in the Securities Purchase Agreement, the “Series C Warrants”);

WHEREAS, Section 9 of the Series C Warrants provides that the provisions of the Series C Warrants may be amended only with the written consent of the Company and the Significant Buyers (as defined in the Securities Purchase Agreement);

WHEREAS, Cranshire is the only Significant Buyer; and

WHEREAS, the Company and Cranshire, in its capacity as the only Significant Buyer, now wish to amend the Series C Warrants as of the Effective Date as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the Parties hereby agree as follows:

1.	Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meaning given to them in the Series C Warrants.

2.	Amendments to Series C Warrants. Section 16(h) to the Series C Warrants is hereby amended as of the Effective Date as follows:

“(h) “Expiration Date” means 5:00 p.m., New York time, on June 2, 2015.”

3.	Representations and Warranties of the Company. The Company represents and warrants to Cranshire that, after giving effect to the Amendment, the Warrant Shares shall remain eligible for resale under the Company’s resale registration statement on Form S-1 (File Number 333-194745) that became effective July 2, 2014.

4.	Miscellaneous. To the extent that there are any inconsistencies between the terms of any Series C Warrant and the terms of this Amendment, the terms of this Amendment shall prevail in effect. This Amendment may be executed by the Parties in counterparts and may be executed and delivered by facsimile or other means of electronic communication and all such counterparts, taken together, shall constitute one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment. It is expressly understood and agreed that (i) this Amendment shall be a Transaction Document and (ii) the Transaction Documents are hereby amended to give full force and effect to the transactions contemplated by this Amendment. Except as otherwise expressly provided herein, (1) the Series C Warrants and each other Transaction Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date (A) all references in the Series C Warrants to “this Warrant,” “hereto,” “hereof,” “hereunder” or words of like import referring to the Series C Warrants shall mean the Series C Warrants as amended by this Amendment, (B) all references in the other Transaction Documents to the “Warrants,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Series C Warrants shall mean the Series C Warrants as amended by this Amendment and (C) all references in Transaction Documents to the “Transaction Documents,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Transaction Documents shall mean the Transaction Documents as amended by this Amendment and (2) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power, benefit or remedy of any Holder under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document and all of them shall continue in full force and effect, as amended or modified by this Amendment. The Company shall, on or before 8:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Amendment in the form required by the 1934 Act and attaching this Amendment.

[signature page follows]

IN WITNESS WHEREOF, Cranshire and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

ARCH THERAPEUTICS, INC.

By:
Name: Terrence W. Norchi, M.D
Title: President, Chief Executive Officer

SIGNIFICANT BUYER:

CRANSHIRE CAPITAL MASTER FUND, LTD.

By: Cranshire Capital Advisors, LLC
Its: Investment Manager

By: Keith Goodman
Its: Authorized Signatory